 The Saratoga Advantage Trust

JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO

CLASS I SHARES   (Ticker: JARIX)

CLASS A SHARES (Ticker: JAREX)

CLASS C SHARES (Ticker: JACRX)

Supplement dated August 30, 2013 to the Prospectus Dated December 31, 2012

to the James Alpha Global Real Estate Investments Portfolio (the “Prospectus”)

Effective September 1, 2013 and continuing through December 31, 2014, Ascent Investment Advisors, LLC, the Manager of the James Alpha Global Real Estate Investments Portfolio, a series of the Saratoga Advantage Trust (the “Portfolio”), has contractually agreed to reimburse Portfolio expenses and/or waive a portion of its management fee to the extent necessary to limit total annual Portfolio operating expenses inclusive of Acquired Fund Fees and Expenses (excluding front end and contingent deferred sales loads, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation and extraordinary or non-routine expenses) to an annual rate of 2.44%, 1.49% and 2.67% of the Portfolio’s average net assets for Class A, Class I and Class C shares, respectively.

Reference is made to the section entitled “PORTFOLIO SUMMARY”, sub-heading “Fees and Expenses of the Portfolio” located on page 1 of the Prospectus. The information describing the Class A, Class I and Class C fees and expenses is deleted in its entirety and replaced with the following:

	Class A	Class I	Class C
SHAREHOLDER FEES
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	5.75%	NONE	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE	NONE	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	NONE	NONE	1.00% (1)
Redemption Fee on Shares Held 30 days or Less (as a % of amount redeemed)	2.00%	2.00%	2.00%

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.20%	1.20%	1.20%
Distribution and/or Service Rule 12b-1 Fees	0.25%	NONE	1.00%
Other Expenses (2)	1.26%	1.30%	1.07%
Acquired Fund Fees and Expenses(2)	0.01%	0.01%	0.01%
Total Annual Portfolio Operating Expenses (before Expense Reduction/ Reimbursement) (2)	2.72%	2.51%	3.28%
Expense Reduction/ Reimbursement	(0.28)%	(1.02)%	(0.61)%
Total Annual Portfolio Operating Expenses (After Expense Reduction/ Reimbursement) (3)	2.44%	1.49%	2.67%

(1)  Only applicable to redemptions made within one year after purchase (see "Contingent Deferred Sales Charge").

(2)  Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”).

(3)  The Total Annual Portfolio Operating Expenses will not exceed 2.44%, 1.49% and 2.67% of the Portfolio’s average net assets for Class A, Class I and Class C shares, respectively; effective September 1, 2013, the expense cap for Class A, Class I and Class C shares decreased from 2.75% to 2.44%, 1.80% to 1.49% and 2.98% to 2.67%, respectively.  Pursuant to an operating expense limitation agreement between the Manager and the Portfolio, the Manager has agreed to limit its fees and/or absorb expenses of the Portfolio (excluding front end and contingent deferred sales loads, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses). The expense limitation agreement for Class A, Class I and Class C shares will be in effect through December 31, 2014.  This operating expense limitation agreement can be terminated during its term only by, or with the consent of, the Trust’s Board of Trustees.  The Manager is permitted to seek reimbursement from the Portfolio, subject to limitations, for fees it waived and Portfolio expenses it paid within three (3) years of the end of the fiscal year in which such fees were waived or expenses paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed the current expense cap.

Example.  This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Portfolio for the time periods indicated.  This example also assumes that your investment has a 5% return each year, and the Portfolio’s operating expenses remain the same and reflect the contractual expense waiver in place for the first year.  Although your actual costs may be higher or lower, based on these assumptions, your costs, if you held or sold your shares, at the end of each period would be:

IF YOU SOLD YOUR SHARES

	One Year	Three Years	Five Years	Ten Years
Class A	$808	$1,346	$1,909	$3,431
Class I	$152	$684	$1,244	$2,769
Class C	$370	$953	$1,660	$3,535

IF YOU HELD YOUR SHARES

	One Year	Three Years	Five Years	Ten Years
Class A	$808	$1,346	$1,909	$3,431
Class I	$152	$684	$1,244	$2,769
Class C	$270	$953	$1,660	$3,535

This Supplement updates and supersedes any contrary information contained in the Prospectus.

Please retain this supplement for future reference.

The Saratoga Advantage Trust

Supplement dated August 30, 2013 to the Statement of Additional Information

Dated December 31, 2012 of The Saratoga Advantage Trust (the “SAI”)

Effective September 1, 2013 and continuing through December 31, 2014, Ascent Investment Advisors, LLC, the Manager of the James Alpha Global Real Estate Investments Portfolio, a series of the Saratoga Advantage Trust (the “Portfolio”), has contractually agreed to reimburse Portfolio expenses and/or waive a portion of its management fee to the extent necessary to limit total annual Portfolio operating expenses inclusive of Acquired Fund Fees and Expenses (excluding front end and contingent deferred sales loads, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation and extraordinary or non-routine expenses) to an annual rate of 2.44%, 1.49% and 2.67% of the Portfolio’s average net assets for Class A, Class I and Class C shares, respectively.

This Supplement updates and supersedes any contrary information contained in the SAI.

Please retain this supplement for future reference.